UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23813

Destiny Alternative Fund LLC

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Stockholders is attached herewith.

First Trust
Capital Management

DESTINY ALTERNATIVE FUND LLC

Annual Report

March 31, 2025

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

Destiny Alternative Fund LLC
This report and the financial statements contained herein are provided for the general information of the interest holders of Destiny Alternative Fund LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Private Placement Memorandum.

DESTINY ALTERNATIVE FUND LLC
DESTINY ALTERNATIVE FUND (TEI) LLC
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Management Discussion of Fund Performance with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
Last year marked another impressive year for risk assets as the U.S. economy demonstrated remarkable resilience, supported by strong gross domestic product growth, low but rising unemployment, persistent but easing inflation and robust consumer spending. This backdrop fueled U.S. equities higher, with meaningful performance driven by large-cap U.S. technology stocks. Throughout the year, the Federal Reserve officially pivoted monetary policy as the first interest rate cut materialized in September. Despite lowering the front end of the yield curve, duration assets largely surprised to the downside as the back end steepened in response. As we turned to a new political regime, the positive performance from U.S. equities was tempered by valuation concerns and trade policy which introduced meaningful volatility back into the markets. Shortly after the Destiny Alternative Fund LLC and the Destiny Alternative Fund (TEI) LLC’s fiscal year ended March 31, 2025, the administration announced tariff policies that were substantially larger than markets expected resulting in an immediate sell off across risk assets. Tariffs have been implemented faster, at higher rates and with a broader scope than anticipated. The sharp downturn signaled a real-time price adjustment for reduced earnings, contracting price/earnings multiple and the increased risk of recession. Despite the public markets turmoil, we remain excited about the opportunity set present in private markets as dislocations can create compelling entry points in private markets.
While we do not seek to predict the market directionality, it’s important to remain cognizant of the macroeconomic and capital markets backdrop. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors an investment opportunity despite the increased market turbulence across our range of strategies.
As is customary in our Management Discussion of Fund Performance, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
Destiny Alternative Fund LLC (the “Master Fund”)
Destiny Alternative Fund (TEI) LLC (the “Feeder Fund”)
For the fiscal year ended March 31, 2025, the Master Fund posted a net return of +9.21%, compared to the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index which returned +4.88% and +8.25%, respectively, over that same period. The Master Fund’s performance is not predicated on public markets, and it is expected that future returns will not directly reflect or track performance across broader public markets. We are pleased with the Master Fund’s performance — generally outperforming that of equity and fixed income indices — as it demonstrates our underlying strategies’ resilience regardless of the market backdrop and lingering uncertainty, as well as the positive correlation and diversification benefits that we strive to achieve in the portfolio. We remain firm in our belief that outperformance over market cycles and longer time frames will be driven and determined by positive manager and investment selection within the Master Fund, and we continue to view the portfolio as well positioned to execute on that belief. The Master Fund strategically added to positions in the hedge fund sleeve during the year, as well as in its venture capital allocations. The opportunity set for alternatives was strong over the past year, given the moderate but not excessive levels of market volatility and high levels of dispersion across sectors but also within them. In the venture capital space, our active management and access to highly sought after private companies were positive contributors to the Master Fund, led by positions in 137 Holdings SXVII, LLC and 137 Holdings AI II, LLC. This was offset by losses in private equity primary funds which have been slow to deploy capital such as Blackstone Growth and Hedosophia Partners V which have negative Internal Rate of Returns since inception.
Given the difficult environment for private equity and degree of J-curve in the strategy, we are pleased with the Master Fund’s overall return and the relative performance of both the hedged strategies and private equity allocations for the year.
All investments in our hedge fund manager lineup generated positive returns during the fiscal year. We remained focused on investing in high-quality managers capable of managing policy shifts, market volatility and any potential shifts in interest rates.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Portfolio Manager	Portfolio Manager
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

Destiny Alternative Fund LLC
FUND PERFORMANCE
March 31, 2025 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Total Return Index. Results include the reinvestment of all dividends and capital gains.
The Bloomberg U.S. Aggregate Bond Index measures the performance of the US investment grade bond market. The index invests in a wide spectrum of public, investment grade, taxable, fixed income securities in the United States — including government, corporate and international dollar denominated bonds as well as mortgage-backed and asset-backed securities, all with maturities of at least one year. The index is unmanaged and it is not available for investment.
The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market. This world renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2025	One Year	Since Inception
Destiny Alternative Fund LLC (Inception Date October 1, 2020)*	9.21%	5.22%
Bloomberg U.S. Aggregate Bond Index	4.88%	(1.18)%
The S&P 500 Index	8.25%	17.47%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.

* On July 1, 2022, Destiny Alternative Fund LLC registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and not regulated as an investment company under the Investment Company Act. Prior to its registration under the Investment Company Act., the Fund was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act, which, if applicable, may have adversely affected its performance.

Destiny Alternative Fund LLC
FUND PERFORMANCE — Continued
March 31, 2025 (Unaudited)

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.
Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a Member would pay on Fund distributions or the redemption of Fund shares.

Report of Independent Registered Public Accounting Firm
To the Members and the Board of Managers of Destiny Alternative Fund LLC
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Destiny Alternative Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2025, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended March 31, 2024, and the financial highlights for the periods ended March 31, 2024 and March 31, 2023, were audited by another independent registered public accounting firm whose report, dated May 30, 2024, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and underlying managers or administrators of the underlying funds; when replies were not received from an underlying manager or administrator, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more First Trust Capital Management L.P. investment companies since 2025.
Chicago, Illinois
May 30, 2025

Destiny Alternative Fund LLC
SCHEDULE OF INVESTMENTS
As of March 31, 2025

Investment Name	Percentage of Net Assets	Cost	Fair Value	Country	Redemption Frequency	Initial Acquisition Date	Redemption Notice Period
Investments with Underlying Funds*
Credit
DSC Meridian Credit Opportunities Fund LPa,b,c	5.97%	$1,667,462	$2,141,730	United States	Quarterly	3/1/2022	75 days
WhiteHawk IV Onshore Fund, L.P.a,b	0.54	194,967	196,116	United States	Not Permitted	7/12/2024	N/A
Total credit	6.51	1,862,429	2,337,846
Event Driven
Sachem Head L.P.a,b,c	6.43	1,682,328	2,307,213	United States	Quarterly	3/1/2022	70 days
Total event driven	6.43	1,682,328	2,307,213
Long/Short Equity
Cooper Square Fund II, LPa,b	1.33	504,806	475,498	United States	Quarterly	8/1/2022	60 days
RA Capital Healthcare Fund, LPa,b,d	4.90	2,251,975	1,757,507	United States	Quarterly	10/1/2020	95 days
SEG Partners II, L.P.a,b	6.08	1,777,837	2,183,102	United States	Quarterly	10/1/2020	45 days
Total long/short equity	12.31	4,534,618	4,416,107
Multi Strategy
Linden Investors LPa,b	4.84	1,500,000	1,738,183	United States	Quarterly	6/3/2024	65 days
Point72 Capital, LPa,b,d	6.98	1,566,189	2,503,699	United States	Quarterly	4/1/2022	45 days
Walleye Opportunity Fund LPa,b,c	7.09	2,250,000	2,544,124	United States	Quarterly	5/3/2024	30 days
Total multi strategy	18.91	5,316,189	6,786,006
Private Equity
137 Holdings AI II, LLCa,b	1.77	274,414	634,831	United States	Not Permitted	2/21/2024	N/A
137 Holdings MA LLC-Series 2024-1a,b	1.16	304,083	417,435	United States	Not Permitted	10/24/2024	N/A
137 Holdings SXVII, LLCa,b	2.07	300,598	743,617	United States	Not Permitted	6/1/2022	N/A
137 Ventures VI, LPa,b	3.32	896,445	1,190,989	United States	Not Permitted	11/28/2023	N/A
Arbour Lane Credit Opportunity Fund IV (B), LPa,b	0.20	70,782	70,782	Cayman Islands	Not Permitted	2/27/2025	N/A
Arlington Capital Partners VI, L.P.a,b	2.56	807,543	920,908	United States	Not Permitted	12/21/2023	N/A
BCP Asia II Feeder L.P.	1.24	312,141	445,304	Cayman Islands	Not Permitted	5/1/2021	N/A
Blackstone Capital Partners Asia II L.P.a,b	0.89	222,808	317,946	United States	Not Permitted	5/1/2021	N/A
Blackstone Growth L.P.a,b	3.80	1,401,861	1,362,660	United States	Not Permitted	12/4/2020	N/A
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.a,b	0.66	199,186	235,713	United States	Not Permitted	4/6/2022	N/A
Glade Brook Private Investors XXXVII LPa,b	1.43	513,750	512,500	United States	Not Permitted	3/26/2025	N/A
GPS II L.P.a,b	0.55	152,133	197,441	Guernsey	Not Permitted	3/9/2023	N/A
Hedosophia Partners III L.P.a,b	3.76	1,054,830	1,350,967	Guernsey	Not Permitted	10/30/2020	N/A
Hedosophia Partners V L.P.a,b	0.86	348,436	309,848	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners V Parallel L.P.a,b	0.33	150,753	119,214	Guernsey	Not Permitted	12/31/2021	N/A
Hedosophia Partners VI L.P.a,b	1.80	668,150	647,311	Guernsey	Not Permitted	5/20/2024	N/A
Hedosophia SP A L.P.a,b	0.70	253,720	250,954	Guernsey	Not Permitted	10/23/2024	N/A
HOF Capital WH Strategic Opportunities Fund, LPa,b	2.41	292,950	863,577	United States	Not Permitted	6/21/2024	N/A
HS Investments VI A LPa,b	0.84	301,642	300,828	Guernsey	Not Permitted	7/2/2024	N/A
Point72 Hyperscale International, L.P.a,b	0.91	384,595	327,443	Cayman Islands	Not Permitted	4/8/2021	N/A
Point72 Hyperscale, L.P.a,b	0.91	385,864	328,098	United States	Not Permitted	4/8/2021	N/A
RA Capital Nexus Fund II, LPa,b	0.76	146,847	271,434	United States	Not Permitted	10/23/2020	N/A
RA Capital Nexus International Fund II, LPa,b	1.18	234,837	422,772	Cayman Islands	Not Permitted	10/23/2020	N/A
Seer Capital Regulatory Capital Relief Fund LPa,b	1.46	455,287	522,433	Cayman Islands	Not Permitted	6/3/2024	N/A
Total private equity	35.57	10,133,655	12,765,005
Venture Capital
Quiet Venture III, L.P.a,b,c	2.10	588,897	752,490	United States	Not Permitted	9/8/2023	N/A
Total venture capital	2.10	588,897	752,490
Total investments with Underlying Funds	81.83%	$24,118,116	$29,364,667
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

* Investments with Underlying Funds do not issue shares or units.
a Non-income producing.
b Investments with Underlying Funds are issued in private placement transactions and as such are restricted to resale.
c Investments with Underlying Funds can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investments with Underlying Funds.
d Investments with Underlying Funds can institute a gate provision on redemptions at the fund level of 20-25% of the fair value of the investment in the Investments with Underlying Funds.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2025

	Number of Shares	Percentage of Net Assets	Cost	Fair Value
Investments in securities, at fair value
Mutual Funds
United States
RiverNorth/DoubleLine Strategic Income Fund	20,394	0.50%	$209,272	$180,693
Janus Henderson Developed World Bond Fund	19,903	0.43	201,101	152,454
Voya Securitized Credit Fund	22,422	0.60	213,798	215,026
Total Mutual Funds		1.53	624,171	548,173
Short-Term Investments
UMB Bank, Money Market Special II Deposit Investment, 4.19%1	6,322,455	17.62	$6,322,455	$6,322,455
		17.62	6,322,455	6,322,455
Total investment in securities, at fair value		19.15	6,946,626	6,870,628
Total investments with Underlying Funds and investments in securities		100.98		36,235,295
Liabilities in excess of other assets		(0.98)		(351,108)
Total Net Assets		100.00%		$35,884,187

1 The rate is the annualized seven-day yield at period end.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
FUND SUMMARY (Unaudited)
As of March 31, 2025

	Percentage of Net Assets	Fair Value
Investments with Underlying Funds
Credit	6.51%	$2,337,846
Event Driven	6.43	2,307,213
Long/Short Equity	12.31	4,416,107
Multi Strategy	18.91	6,786,006
Private Equity	35.57	12,765,005
Venture Capital	2.10	752,490
Total investment in Underlying Funds	81.83%	29,364,667
Investment in securities
Mutual Funds	1.53%	$548,173
Short-Term Investments	17.62	6,322,455
Total investment in securities	19.15%	$6,870,628
Allocation of Investments as a Percentage of Net Assets (Unaudited)
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

Assets:
Investments with Underlying Funds, at fair value (cost $24,118,116)	$29,364,667
Investments in securities, at fair value (cost $6,946,626)	6,870,628
Receivables for:
Investments redeemed	280,453
Interest	25,177
Dividends	2,405
Prepaid expenses and other assets	16,494
Total Assets	36,559,824
Liabilities:
Payables:
Investment Management Fee	490,338
Professional fees	87,928
Fund shares repurchased	32,124
Shareholder Servicing Fee (see Note 3)	9,179
Fund servicing fees	6,959
Chief Compliance Officer fees	2,274
Unused line of credit fees	875
Accrued other liabilities	45,960
Total liabilities	675,637
Commitments and contingencies (see Note 3 & Note 6)
Net Assets	$35,884,187
Net assets consist of:
Paid-in capital	$28,487,546
Total accumulated earnings	7,396,641
Net Assets	$35,884,187
Maximum Offering Price per Unit
Units issued and outstanding (unlimited units authorized)	284,475
Net Asset Value per Unit	$126.14
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

Investment Income:
Dividends	$56,671
Interest	399,304
Total investment income	455,975
Expenses:
Investment Management Fee	245,981
Professional fees	184,290
Commitment fees	65,362
Managers’ fees and expenses	63,000
Tax service fees	39,213
Shareholder Servicing Fee (see Note 3)	32,559
Chief Compliance Officer fees	31,723
Fund servicing fees	13,427
Unused line of credit fees	3,481
Miscellaneous	44,606
Total expenses	723,642
Expenses (waived) recovered by the Investment Adviser	80,308
Net expenses	803,950
Net Investment Loss	(347,975)
Realized Gain (Loss) on:
Investments with Underlying Funds	1,295,891
Net realized gain	1,295,891
Net Change in Unrealized Appreciation/Depreciation on:
Investments with Underlying Funds	1,982,739
Investments in securities	124,309
Net change in unrealized appreciation/depreciation	2,107,048
Net realized and change in unrealized gain (loss) on investments	3,402,939
Net increase (decrease) in net assets resulting from operations	$3,054,964
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Loss	$(347,975)	$(617,327)
Net realized gain (loss) on investments with Underlying Funds	1,295,891	651,105
Net change in unrealized appreciation/depreciation on investments with Underlying Funds	1,982,739	3,369,470
Net change in unrealized appreciation/depreciation on investments in securities	124,309	80,543
Net change in net assets resulting from operations	3,054,964	3,483,791
Capital Transactions:1
Capital contributions	1,695,000	2,374,500
Capital withdrawals	(2,484,962)	(1,240,721)
Net change in net assets resulting from capital transactions	(789,962)	1,133,779
Total increase (decrease) in net assets	2,265,002	4,617,570
Net Assets:
Beginning of period	33,619,185	29,001,615
End of period	$35,884,187	$33,619,185
Units Transactions:1
Units issued	14,540	22,441
Units redeemed	(21,144)	(11,437)
Net change in units	(6,604)	11,004

1 Includes transactions to and from Destiny Alternative Fund Limited (the “Offshore Fund”). The Offshore Fund serves solely as an intermediate entity through which Destiny Alternative Fund (TEI) LLC, a feeder to the Fund, invests in the Fund.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,054,964
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Contributions to investments with Underlying Funds	(8,433,988)
Withdrawals from investments with Underlying Funds	4,541,629
Purchase/Sales of short-term investments, net	4,231,499
Net realized (gain) loss on investments with Underlying Funds	(1,295,891)
Net change in unrealized appreciation/depreciation on investments with Underlying Funds	(1,982,739)
Net change in unrealized appreciation/depreciation on investments in securities	(124,309)
(Increase)/Decrease in Operating Assets:
Interest	22,488
Dividends	(1,433)
Prepaid expenses and other assets	410,951
Increase/(Decrease) in Operating Liabilities
Investment Management Fee	326,290
Professional fees	25,028
Shareholder Servicing Fee (see Note 3)	1,239
Unused line of credit fees	875
Fund servicing fees	5,721
Chief Compliance Officer fees	2,274
Interest expense	(719)
Accrued other liabilities	6,083
Net cash provided by (used in) operating activities	789,962
CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	1,695,000
Capital withdrawals	(2,484,962)
Net cash provided by (used in) financing activities	(789,962)
Net change in cash	—
Cash:
Cash at beginning of period	—
Cash at end of period	$—
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
FINANCIAL HIGHLIGHTS

Per unit operating performance.
For a single unit outstanding throughout each period.
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Period from July 1, 2022* through March 31, 2023
Net asset value, beginning of period	$115.50	$103.55	$100.00
Income (Loss) from Investment Operations:
Net investment loss1	(1.20)	(2.15)	(1.76)
Net realized and unrealized gain (loss)	11.84	14.10	5.31
Total change in per unit value from investment operations	10.64	11.95	3.55
Net asset value, end of period	$126.14	$115.50	$103.55
Total return2	9.21%	11.54%	3.55%3
Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$35,884	$33,619	$29,002
Ratio of expenses to average net assets:
(including commitment fees, unused line of credit fees and tax expense)
Before fees waived and expenses absorbed/recovered4,5	2.07%	1.64%	4.34%6
After fees waived and expenses absorbed/ recovered4,5	2.30%	2.61%	2.50%6
Ratio of net investment income (loss) to average net assets:
(including commitment fees, unused line of credit fees and tax expense)
Before fees waived and expenses absorbed/recovered4,5	(0.76)%	(0.99)%	(4.17)%6
After fees waived and expenses absorbed/ recovered4,5	(0.99)%	(1.96)%	(2.33)%6
Portfolio turnover rate	14%	11%	4%3

* On July 1, 2022, Destiny Alternative Fund LLC registered with the Securities and Exchange Commission under the Investment Company Act. Prior to July 1, 2022, the Fund was known as Destiny Alternative Fund I LLC and was not regulated as an investment company under the Investment Company Act.
1 Based on average units outstanding for the period.
2 Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Investment Adviser.
3 Not annualized.
4 The ratios do not include investment income, expenses or incentive allocations of the Underlying Funds in which the Fund invests.
5 If commitment fees, unused line of credit fees and tax expense had been excluded, the expense ratios would have been lowered by 0.31%, 0.11% and 0.00% for the years ended March 31, 2025, March 31, 2024 and the period from July 1, 2022 though March 31, 2023, respectively.
6 Annualized.
See accompanying Notes to Financial Statements.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS
March 31, 2025

1. Organization
Destiny Alternative Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a limited liability company on August 14, 2020, commenced operations on October 1, 2020 and currently operates under an Amended and Restated Limited Liability Company Agreement (“LLC Agreement”) dated November 21, 2022. On July 1, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act. As of July 1, 2022, the Fund issued limited liability company units (“Units”) from the total Members’ Capital. Total Units issued was 273,841.67 at $100 per Unit.
The Fund operates as a master-feeder structure with Destiny Alternative Fund (TEI) LLC (the “Feeder”). The Feeder, a Delaware limited liability company, registered under the Investment Company Act, as a non-diversified, closed-end management investment company on July 1, 2022. As of March 31, 2025, the Feeder owned 62.76% of the Fund’s net assets.
First Trust Capital Management L.P. serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended.
The investment objective is to seek long-term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in credit funds, hedge funds, private equity funds, growth equity and venture capital. The Fund may also invest to a lesser extent in real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds (“ETFs”)) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity and venture capital, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. The Fund, and the Underlying Funds in which it invests, may invest directly in U.S. and foreign securities, including emerging markets.
The Units will generally be offered as of the first business day of each calendar quarter or at such other times and/or more or less frequently as may be determined by the Board of Managers of the Fund (the “Board” and the members thereof, “Managers”). Units will be issued at net asset value (“NAV”) per Unit. No member who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem its Units. Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.
a. Valuation of Investments
UMB Fund Services, Inc., the Fund’s Administrator, (“UMBFS” or the “Administrator”) calculates the Fund’s NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

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NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
The Fund values its investments in private Underlying Funds (generally private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act). Fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each private Underlying Fund in accordance with the private Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the private Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Underlying Fund based on the most recent final or estimated value reported by the private Underlying Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Underlying Fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments with Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular Underlying Fund under consideration.
To the extent the Fund invests in securities or other instruments that are not investments with Underlying Funds, the Fund, as applicable, will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the over-the-counter (“OTC”) Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the

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NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. Except as specified above, the value of a security, derivative or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or combinations of these. If the Valuation Designee believes that the value received from the pricing service does not reflect fair value then the Valuation Designee will fair value the security using another methodology.
Debt securities generally will be valued by the Valuation Designee using a third-party pricing system, agent or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund or its Valuation Designee to represent fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
The Fund will generally value shares of exchange-traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect.
The Underlying Funds compensate their respective Underlying Fund managers through management fees currently ranging from 2.0% to 3.0% of average net asset value of the Fund’s investment annually and incentive allocations typically ranging between 20.0% and 35.0% of profits, subject to loss carryforward provisions, as defined in the respective Underlying Funds’ agreements.
b. Summary of Taxation
The Fund operates and is treated as a partnership for U.S. federal income tax purposes. The Fund will not be subject to U.S. federal income tax, and each Member, in computing its own U.S. federal income tax liability, will be required to take into account its allocable share of the Fund’s income, gain, loss, deduction and credit, regardless of whether it has received any distributions from the Fund.
In accordance with accounting guidance, there are financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Fund has reviewed the open tax years through March 31, 2025 and has determined that

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

the provisions of ASC 740, Income Taxes did not have an impact on the Fund’s financial statements or require additional disclosure. No interest or penalty expense was recorded by the Fund for any of the periods. Generally, open tax years for federal tax return purposes and most states will be three years from the date the return is filed. However, the statute can be extended if there was a failure to file a necessary tax return.
c. Fund Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser).
d. Income Tax Information and Distributions to Members
It is expected that distributions of cash will generally not be made to Members. However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion. Whether or not these distributions are made, however, each Member may be liable each year for applicable U.S. federal, state and local income taxes on the Member’s allocated share of the Fund’s taxable income.
Each Member whose Units are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program and have all income dividends and/or capital gains distributions automatically reinvested in Units unless such Member, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
e. Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.
f. Segments
In this reporting period, the Fund adopted Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund’s single investment objective which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of the Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

3. Investment Management and Other Agreements
The Fund pays to the Investment Adviser a management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Adviser to the Fund. Pursuant to an investment management agreement with the Fund, the Investment Adviser is entitled to the Investment Management Fee calculated at an annual rate, payable quarterly in arrears on the 60th day of the succeeding quarter, based upon the Fund’s net assets as of the last business day of each calendar quarter.
The Fund pays the Investment Adviser as described below:
Net Asset Value of the Fund (as of the last Business Day* of each calendar quarter)	Investment Management Fee Rate (per annum)
$30,000,000 or less	0.75%
Between $30,000,001 and $40,000,000	0.70%
Between $40,000,001 and $50,000,000	0.65%
Greater than $50,000,000	0.60%

* A “Business Day” is a day (other than a Saturday or Sunday) on which banks and relevant financial markets are open for business in Chicago, Illinois (provided that, where applicable, such day is also a business day for the relevant Underlying Fund).
The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization and extraordinary expenses, such as litigation expenses) do not exceed 2.50% of the average daily net assets of the Fund on an annualized basis (the “Expense Limit”) through July 1, 2025. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. For a period not to exceed three years from the date on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and (ii) the Expense Limit in effect at the time of the recoupment. For the year ended March 31, 2025, the Investment Manager recovered previously waived fees and reimbursed expenses of $80,308. As of March 31, 2025, there were no potentially recoverable expenses.
The Fund is relying on exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Shareholder Service Plan with respect to its Units in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the net assets of the Fund attributable to Units (the “Shareholder Servicing Fee”) to qualified recipients under the Shareholder Service Plan. For the year ended March 31, 2025, the Fund paid $32,559 in Shareholder Servicing Fees as reported in the Statement of Operations.
The Fund has retained the Administrator to provide services for fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping and custody administration services provided by the Administrator or its affiliates. UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund. The Fund’s fees incurred by the Administrator are reported on the Statement of Operations under Fund servicing fees.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

A manager and certain officers of the Fund are employees of UMBFS. The Fund does not compensate managers and officers affiliated with the Administrator or Investment Adviser. For the year ended March 31, 2025, the Fund’s fees incurred for managers are reported on the Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2025 are reported on the Statement of Operations.
4. Investment Transactions
For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $8,509,924 and $3,780,308, respectively.
5. Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
6. Commitments
Underlying Funds may be structured to be fully funded at the time of investment or include unfunded investment commitments, which are contractual obligations for future funding. The potential investment commitments are noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. The unfunded investment commitments outstanding as of March 31, 2025, are as follows:
Investments with Underlying Funds	Unfunded Commitment
137 Ventures VI, LP	$102,079
Arbour Lane Credit Opportunity Fund IV (B), L.P.	329,219
Arlington Capital Partners VI, L.P.	446,806
BCP Asia II Feeder L.P.	541,464
Blackstone Capital Partners Asia II LP	386,605
Blackstone Growth LP	311,439
Blackstone Tactical Opportunities Fund (Songs Co-Invest) L.P.	6,554
Whitehawk IV Onshore Fund, LP	311,602
Hedosophia Partners III L.P.	11,412
Hedosophia Partners V L.P.	4,489
Hedosophia Partners V Parallel L.P.	98
Hedosophia Partners VI L.P.	581,850
HOF Capital WH Strategic Opportunities Fund, LP	5,580
Point72 Hyperscale International, L.P.	102,487
Point72 Hyperscale, L.P.	102,429
Quiet Venture III, L.P.	398,191
RA Capital Nexus Fund II, LP	41,093
RA Capital Nexus International Fund II, LP	322,093
$4,005,490
7. Repurchase of Units
At the discretion of the Board and provided that it is in the best interests of the Fund and Members to do so, the Fund intends to provide a limited degree of liquidity to the Members by conducting

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

repurchase offers. The Investment Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Units from Members biannually (but not more than four times a year) with tender offer valuation dates occurring on the last business day of June and December; however, there can be no assurance that any such tender offers will be conducted on a biannual basis or at all.
Subject to the Board’s discretion, each tender offer will ordinarily be for an amount that is not more than 5% of the Fund’s NAV. To preserve the partnership tax treatment of the Fund, any such repurchases may be subject to significant restrictions and delays, including the restriction that no more than Units representing 10% of the total interests in Fund’s capital or profits may be repurchased in any one taxable year.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of a Member’s Units at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units.
The results of the tender offers conducted during the year ended March 31, 2025, are as follows:
	Tender offer	Tender offer
Commencement Date	May 29, 2024	November 29, 2024
Repurchase Pricing Date	June 28, 2024	December 31, 2024
Offer Deadline Date	June 28, 2024	December 31, 2024
Net Asset Value as of Pricing Date	$116.02	$122.22
Amount Repurchased	$1,838,450*	$646,512**
Percentage of Outstanding Shares Repurchased	3.14%	1.86%

* Amount repurchased includes Member withdrawal of $1,106,466 by the Feeder.
** Amount repurchased includes Member withdrawal of $646,512 by the Feeder.
8. Fair Value Measurements and Disclosure
ASC 820, Fair Value Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.
Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as a practical expedient are not included in the fair value hierarchy. As such, investments with Underlying Funds with a fair value of $29,364,667 are excluded from the fair value hierarchy as of March 31, 2025.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Mutual funds	$548,173	$—	$—	$548,173
Short-Term Investments	6,322,455	—	—	6,322,455
Subtotal	$6,870,628	$—	$—	$6,870,628
Investments with Underlying Funds				$29,364,667
Total Investments				$36,235,295
9. Credit Agreement
The Fund, as the borrower, has entered into a credit agreement, as amended (the “Credit Agreement”), with TriState Capital Bank as the lender. The Credit Agreement provides for borrowings on a committed basis in an aggregate principal amount up to $1,000,000, which amount may be increased from time to time upon mutual agreement by the parties. The expiration date of the Credit Agreement is February 13, 2026. In connection with the Credit Agreement, the Fund has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Credit Agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the lender may declare the outstanding advances and all other obligations under the Credit Agreement immediately due and payable. The Fund’s obligations to the lender under the Credit Agreement are secured by a first-priority security interest in substantially all of the assets of the Fund.
For the year ended March 31, 2025, the Fund incurred costs related to the setup and maintenance of the Credit Agreement, in the amount of $65,362 and for the quarterly average daily unused portion of the revolving commitment, in the amount of $3,481 as reported as Commitment fees and Unused line of credit fees, respectively, on the Statement of Operations. During the year ended March 31, 2025 the Fund had no outstanding borrowings.

Destiny Alternative Fund LLC
NOTES TO FINANCIAL STATEMENTS — Continued
March 31, 2025

10. Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, recessions or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargoes, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
11. Events Subsequent to the Year End
In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Destiny Alternative Fund LLC
Other Information
March 31, 2025 (Unaudited)

BOARD OF MANAGERS AND OFFICERS
The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Amended and Restated LLC Agreement. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Members, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.
The Managers are not required to contribute to the capital of the Fund or to hold Units. A majority of Managers are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”). Any Manager who is not an Independent Manager is an interested Manager (“Interested Manager”).
The identity of Managers and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.
The Managers serve on the Board for terms of indefinite duration. A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the Fund not subject to the removal vote, or (ii) the vote of Members of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Members of the Fund. In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the Members of the Fund. The Board may call a meeting of the Fund’s Members to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the Members of the Fund cease to constitute a majority of the Managers then serving on the Board.
INDEPENDENT MANAGERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Manager	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2025 (Unaudited)

INTERESTED MANAGER AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Manager	Since Inception	Executive Vice President, Trust Platform Director, UMB Fund Services, Inc. (2024 to Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – 2023).	26	Trustee, Investment Managers Series Trust II (31 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024) President and Co-CIO, Vivaldi Capital Management LP (2012 – 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – 2024); Chief Operating Officer, Vivaldi Capital Management LP (2012 – 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2025 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present)	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since 2018	Senior Vice President,Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.	N/A	N/A
* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.
** As of March 31, 2025, the fund complex consists of the AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.
*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Destiny Alternative Fund LLC
Other Information — Continued
March 31, 2025 (Unaudited)

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
Destiny Alternative Fund LLC
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $53,100 for 2024 and $47,500 for 2025.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2024 and $0 for 2025.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 for 2024 and $0 for 2025.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2024 through March 31, 2025 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant was $0 for 2024 and $0 for 2025.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not Applicable

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management│ 225 W. Wacker Drive│ 21st Floor│ Chicago, IL 60606│ P: 773.828.6700│ F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management│ 225 W. Wacker Drive│ 21st Floor│ Chicago, IL 60606│ P: 773.828.6700│ F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii)  monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management│ 225 W. Wacker Drive│ 21st Floor│ Chicago, IL 60606│ P: 773.828.6700│ F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management│ 225 W. Wacker Drive│ 21st Floor│ Chicago, IL 60606│ P: 773.828.6700│ F: 847.386.2910

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”), who are primarily responsible for the day-to-day management of Destiny Alternative Fund LLC’s portfolio as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)	Portfolio Management
Michael Grayson	Portfolio Manager	Since Inception	Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2015 – present); Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2015 – 2021)	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than Destiny Alternative Fund LLC, for which the members of the Portfolio Management team listed above are primarily responsible for the day-to-day portfolio management as of the end of the period covered by this report:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	2 accounts / $92.48M	9 accounts / $298.46M	0 accounts	6 accounts / $3,927.75M	6 accounts / $409.27M	0 accounts
Brian Murphy	2 accounts / $92.48M	9 accounts / $298.46M	0 accounts	6 accounts / $3,927.75M	13 accounts / $462.50M	0 accounts
Michael Grayson	0 accounts	1 account / $8.64M	0 accounts	2 accounts / $32.81M	2 accounts / $36.11M	0 accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2025.

Mr. Peck, Mr. Murphy, and Mr. Grayson receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all First Trust Capital Management L.P. employees and to participate in First Trust Capital Management L.P.’s 401(k) plan. In addition, they are limited partners of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of the end of the period covered by this report:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	None
Brian Murphy	None
Michael Grayson	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) Change in the registrant’s independent public accountant is attached hereto.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Destiny Alternative Fund LLC

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

* Print the name and title of each signing officer under his or her signature.